UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 1, 2010

Hawthorn Bancshares, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Missouri	0-23636	431626350
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

300 Southwest Longview Blvd., Lee's Summit, Missouri		64081
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	573.761.6179

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07	Submission of Matters to a Vote of Security Holders.

Hawthorn Bancshares, Inc. held its annual meeting of shareholders on Tuesday, June 1, 2010, at which meeting our shareholders voted upon the following matters:

•	The election of two Class III directors to hold office for a term expiring at our 2013 annual meeting of shareholders and until their respective successors are duly elected and qualified or until their respective earlier resignation or removal;

•	The ratification and approval of the selection of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2010; and

•	The advisory approval of the compensation of our executives disclosed in the proxy statement prepared with respect to the annual meeting.

Election of Directors

At the annual meeting, Kevin L. Riley and David T. Turner each was elected as a Class III director. The following is a summary of the votes cast at the annual meeting with respect to the election of directors:

	Votes in
Name	Favor	Against	Abstain
Kevin L. Riley	1,738,636	464,682	320,756
David T. Turner	1,829,473	377,407	316,249

There were 637,754 broker non-votes with respect to this matter.

In addition to the two Class III directors elected at the Annual Meeting, the persons continuing their term of office as members of our board of directors are:

Class I Directors (term to expire in 2011)
Philip D. Freeman
James E. Smith
Class II Directors (term to expire in 2012)

Charles G. Dudenhoeffer, Jr.
Gus S. Wetzel, II

Ratification and Approval of Independent Registered Public Accounting Firm

At the annual meeting, the selection of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2010 was ratified and approved. The following is a summary of the votes cast at the annual meeting with respect to this matter:

	Votes in	Votes	Votes
	Favor	Against	Abstaining
Ratification and approval of the selection	2,932,957	178,654	44,652
of KPMG LLP

There were no broker non-votes with respect to this matter.

Advisory Approval of the Compensation of our Executives

At the annual meeting, the compensation of our executives disclosed in the proxy statement prepared with respect to the annual meeting was approved. The following is a summary of the votes cast at the annual meeting with respect to this matter:

	Votes in	Votes	Votes
	Favor	Against	Abstaining
Advisory approval of the compensation of our	2,746,790	304,426	105,889
executives disclosed in our proxy statement

There were no broker non-votes with respect to this matter.

Additional information regarding the matters voted on at the annual meeting is contained in our proxy statement dated April 16, 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hawthorn Bancshares, Inc.

June 1, 2010	By:	James E. Smith

Name: James E. Smith
Title: Chairman & CEO

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Exhibit Index

Exhibit No.	Description

99.1	Hawthorn Bancshares Announces Results of 2010 Annual Meeting